UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 19, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 – Shareholder Director Nominations.
The Board of Directors of Greenidge Generation Holdings Inc. (the “Company”) has established Friday, June 18, 2024, as the date of the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held at 10:30 a.m., Eastern time, at the Company’s headquarters located at 590 Plant Road, Dresden, New York 14441.

Stockholders of record at the close of business on April 26, 2024 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Because the date of the Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s 2023 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. Additionally, new deadlines have been set for submission of proposals by stockholders intended to be presented at the Annual Meeting and included in the Company’s proxy statement for the Annual Meeting.

In accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”), if a stockholder wishes to present a proposal for inclusion in the proxy materials for the Annual Meeting, the Company’s Secretary must receive written notice of such proposal at the Company’s principal executive offices no later than the close of business on April 29, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must (i) meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”), including Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Annual Meeting and (ii) contain the information specified in, and otherwise comply with, the Company’s Amended and Restated Bylaws (the “Bylaws”).

In accordance with the advance notice procedures set forth in the Bylaws, if a stockholder wishes to bring business before the Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director at the Annual Meeting, such proposal must be delivered to the Company’s Secretary at the Company’s principal executive offices no later than the close of business on April 29, 2024, which is 10 days following the date this Current Report on Form 8-K has been filed with the SEC. Stockholders are urged to read the complete text of the advance notice procedures set forth in the Bylaws.

In addition to satisfying the procedures set forth in the Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 29, 2024, which is 10 days following the date this Current Report on Form 8-K has been filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: April 19, 2024